Exhibit 99.1
KORE to Effect a Reverse Stock Split
KORE common stock expected to begin trading on a 1-for-5 split adjusted basis on July 1, 2024
KORE Group Holdings, Inc. (NYSE: KORE) (“KORE” or the “Company”), the global pure-play Internet of Things (“IoT”) hyperscaler and provider of IoT Connectivity, Solutions, and Analytics, today announced that its Board of Directors has approved a 1-for-5 reverse stock split of the Company’s common stock. The reverse stock split is expected to become effective at 12:01 a.m. Eastern Time on July 1, 2024. The Company’s common stock is expected to commence trading on a split-adjusted basis when the New York Stock Exchange (“NYSE”) opens on July 1, 2024 under the existing trading symbol “KORE.” The new CUSIP number for the Company’s common stock following the reverse stock split will be 50066V 305.
The primary goal of the reverse stock split is to increase the per share market price of the Company’s common stock to meet the minimum per share price requirement for continued listing on the NYSE. The reverse stock split was approved by the Company’s stockholders at its annual meeting of stockholders held on June 12, 2024. On June 21, 2024, the Company’s Board of Directors approved the reverse stock split at the ratio of 1-for-5.
As a result of the reverse stock split, every five shares of the Company’s common stock issued and outstanding will be automatically reclassified into one new share of the Company’s common stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the Company’s equity incentive plan. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not decrease the number of authorized shares of common stock or otherwise affect the par value of the common stock.
No fractional shares will be issued in connection with the reverse stock split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the reverse stock split will automatically, in lieu of a fractional share, be entitled, to have their fractional shares rounded up to the next whole share and receive an additional whole share of common stock in lieu of such fractional shares.
Continental Stock Transfer & Trust (“Continental”), the Company’s transfer agent, is acting as the exchange agent for the reverse stock split. Stockholders holding their shares electronically in book-entry form and stockholders who hold their shares through a bank, broker or other nominee will not need to take any action. Stockholders owning shares through a bank, broker or other nominee will have their positions adjusted to reflect the reverse stock split.
Additional information about the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2024, which is available free of charge at the SEC’s website, www.sec.gov, and on the Company’s website at www.korewireless.com.

About KORE
KORE is a pioneer, leader, and trusted advisor delivering mission-critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit www.korewireless.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the expected timing of the reverse stock split, the effects of the reverse stock split, the anticipated timing of the commencement of trading of the common stock on a split-adjusted basis, the impact of the reverse stock split on the Company’s share price, and the Company’s ability to meet the minimum per share price requirement for continued listing on the NYSE, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, any delay in the planned reverse stock split, our ability to continue to comply with applicable listing standards of the NYSE, the reverse stock split may impact our results of operations, business operations and reputation with or ability to serve our stockholders and/or customers, the trading prices and volatility of the common stock, and the other, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor section of our website at www.korewireless.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

KORE Investor Contact:
Vik Vijayvergiya
Vice President, IR, Corporate Development and Strategy
vvijayvergiya@korewireless.com
(770) 280-0324